AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2014
SECURITIES ACT FILE NO. 033-21561
INVESTMENT COMPANY ACT FILE NO. 811-05537

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:				[X]

Pre-Effective Amendment No.				[ ]

Post-Effective Amendment No. 32				[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:				[X]

		Amendment No. 32		[X]

(Check Appropriate Box or Boxes)

NICHOLAS MONEY MARKET FUND, INC.

(Exact Name of Registrant as Specified in Charter)

700 North Water Street
		Milwaukee, WI	53202
		(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code (414) 272-4650

Jeffrey T. May, Senior Vice President
Nicholas Money Market Fund, Inc.
700 North Water Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

WITH A COPY TO:
K. Thor Lundgren, Esq.
Jason T. Thompson, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue, Suite 3300
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box):
[	]	Immediately upon filing pursuant to paragraph (b) of Rule 485.
[ x ]		On April 30, 2014 pursuant to paragraph (b) of Rule 485.
[	]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[	]	On (date) pursuant to paragraph (a)(1) of Rule 485.
[	]	75 days after filing pursuant to paragraph (a)(2) of Rule 285.
[	]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
AP R I L 30, 2014

Nicholas Money Market Fund, Inc. – NICXX

Nicholas Money Market Fund, Inc.’s (the “Fund”) investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

     The Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

SUMMARY

Investment Objective

     The Fund’s primary investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.30%
Distribution (12b-1) Fees	None
Other Expenses(1)	0.24%
Total Annual Fund Operating Expenses(1)	0.54%

(1)

Management Fees, Other Expenses and Total Annual Fund Operating Expenses do not reflect the Adviser’s voluntary absorption of Fund expenses during the year ended December 31, 2013. After reimbursement of expenses, Management Fees, Other Expenses and Total Annual Fund Operating Expenses were 0.00%, 0.17%, and 0.17%, respectively. Currently the Adviser has agreed to voluntarily absorb management fees of 0.30% of the average net assets on an annual basis. The Adviser may decrease or discontinue its absorption of the Fund's expenses at any time in its sole discretion.

     The Fund’s adviser, Nicholas Company, Inc. (the “Adviser”), has or may voluntarily undertake to waive a portion of the Fund’s management fee to the extent necessary to assist the Fund in attempting to avoid a negative yield. There is no guarantee that the Fund will avoid a negative yield. Such undertaking may be amended or withdrawn at any time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year
The Example assumes that you invest $10,000 in
the Fund for the time periods indicated and then
redeem all of your shares at the end of those
periods. The Example also assumes that your
investment has a 5% return each year and that
the Fund’s operating expenses remain the same.
Although your actual costs may be higher or
lower, based on these assumptions, your costs
would be:	$55	$173	$302	$677

Principal Investment Strategies

     The Fund is managed to provide a stable share price of $1.00, but there can be no assurance that the net asset value per share will not vary. The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in commercial paper, variable rate demand notes, other corporate debt instruments that meet specific credit quality and maturity standards (as discussed further herein), government securities, and financial institution obligations. Financial institution obligations include certificates of deposit and banker’s acceptances.

     Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940. These standards include requirements to maintain high credit quality in its portfolio, maintain a short average portfolio maturity to minimize the effects of changes in interest rates on the value of the portfolio and to diversify the Fund’s investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund’s shares. The Fund manages its portfolio subject to these strict SEC guidelines. To minimize the effect of changing interest rates on the net asset value of the Fund’s shares, the Fund intends to keep the weighted average maturity of its holdings to 60 days or less.

     The Fund’s Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions.

Principal Risks of Investing

     Money market funds are managed to maintain a $1.00 price per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For example, there are risks that the Fund’s holdings could have their credit ratings downgraded, or an issuer could default, or that interest rates could rise sharply, thereby causing the value of the Fund’s securities (and its share price) to fall. As a result, there is a risk that the price of the Fund’s shares could fall below $1.00.

     In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund’s return will equal or exceed the rate of inflation.

As with all mutual funds, there is no guarantee that the Fund will achieve its goals.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

Performance

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the Fund’s total return for the last ten calendar years. Variability of returns is one measure of the risks of investing in money market funds. The Fund’s returns, as shown below, have reflected changes in prevailing interest rates. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 1.23% (for the quarter ended December 31, 2006) and the lowest quarterly return was 0.00% (for each quarter ended in 2011, 2012 and 2013).

     This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2013 (the Fund’s most recently completed calendar year), compared to the returns of the Consumer Price Index (“CPI”).

	One	Five	Ten
	Year	Year	Year
Nicholas Money Market Fund, Inc	0.00%	0.04%	1.54%
CPI	1.49%	2.10%	2.38%
7 Day Yield(1)	0.00%

(1)	The Fund’s 7-day yield as of December 31, 2013 was calculated according to a required standard formula. To obtain the Fund’s current 7-day yield information, please call 800-544-6547.

Of course, the Fund’s past performance is no guarantee of its future returns.

Investment Adviser

       Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Purchase and Sale of Fund Shares

     The minimum initial investment for the Fund is $2,000. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open for unrestricted trading and when the Federal Reserve Banks are open for business by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

     This section provides a more detailed description of the Fund’s investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund’s principal investment strategies and principal risks of investing in the Fund.

What is the primary investment objective of the Fund?

     The investment objective of Nicholas Money Market Fund, Inc. is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

How does the Fund pursue its primary investment objective?

     The Fund is managed to provide a stable share price of $1.00. The Fund’s Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940 (the “Investment Company Act”). To minimize the effect of changing interest rates on the net asset value of the Fund’s shares, the Fund intends to keep the weighted average maturity of its holdings to 60 days or less.

     To pursue the Fund’s goal of high current income consistent with stability of principal and providing liquidity, the Fund invests only in short-term instruments (maturing in 397 days or less from the date of purchase) and primarily invests in the following types of securities:

Commercial Paper. (A short-term unsecured promissory note that domestic or foreign corporations typically issue to finance current operations and other short-term credit needs.) The Fund may buy commercial paper only if it meets the following quality standards:

rated A-2 or better by Standard & Poor’s Corporation (“S&P”) or P-2 or better by Moody’s Investor Service, Inc. (“Moody’s”), or the equivalent rating by any of the national rating organizations; or

if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody’s or the equivalent by any of the national rating organization.

Variable Rate Demand Notes. (Unsecured instruments which provide for periodic adjustments in the interest rate.) The Fund may purchase these instruments if:
rated A-2 or better by S&P or P-2 or better by Moody’s or the equivalent by any of the national rating organizations; or

if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody’s or the equivalent by any of the national rating organizations.

Other Corporate Obligations. Other debt obligations issued by companies with a maturity of more than 397 days and rated at least A by S&P, A by Moody’s or the equivalent by any of national rating organizations. An example of a corporate obligation would be a fixed rate debt security issued by a corporation which meets the foregoing maturity and credit quality standards.
Government Securities. (Obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or other government securities.)

Financial Institution Obligations. (Certificates of deposit and bankers’ acceptances.)
Investments must be obligations of:

U.S. banks or savings and loan associations (including foreign branches of such banks) with a net worth of at least $100,000,000 or other banks and savings and loans if the principal amount of the Fund’s investment in a certificate of deposit is insured by the Federal Deposit Insurance Corporation (“FDIC”); or

U.S. branches of foreign banks with total assets of at least $1 billion U.S.

Certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of interest are normally negotiable.
Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

     Subject to certain conditions under the Investment Company Act, the Fund may acquire securities that have not been rated (or whose issuers have not received the requisite ratings on comparable outstanding debt) if the Fund’s Board of Directors determines that they are of comparable quality to otherwise eligible securities.

     There is no minimum percentage of the Fund’s assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund is subject to the following percentage limitations on its investments:

  Not more than 5% of the Fund’s total assets may be invested in securities of unseasoned companies (companies with a record of less than three years’ continuous operations);

  Not more than 5% of the value of the Fund’s total assets may be invested in the securities of one issuer; and

  Not more than 25% of the value of the Fund’s total assets may be invested in companies of any one industry or group of related industries.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund. These percentage limitations do not apply to securities issued or guaranteed by the United States, its instrumentalities or agencies. In addition, the 25% industry-related restriction does not apply to obligations (including certificates of deposit and bankers’ acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

For a description of commercial paper and bond ratings, please see Appendix A to this Prospectus.

What are the principal risks of investing in Nicholas Money Market Fund?

     Money market funds are managed to maintain a $1.00 per share price. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund’s return will equal or exceed the rate of inflation.

     Credit Risk. There is a risk that any of the issuers of the securities held by the Fund may have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price.

     Interest Rate or Market Risk. A sharp and unexpected rise in interest rates could result in a decline in the prices of fixed income securities in which the Fund invests. As a result, the Fund’s share price could drop below $1.00.

     Illiquid and Restricted Securities. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements, in amounts not to exceed 5% of the value of the total assets of the Fund. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. However, the Fund is subject to an overriding restriction that all illiquid securities held by the Fund may not exceed 5% of the value of the Fund’s total net assets. Difficulty in selling a security may result in a loss to the Fund or additional costs.

     Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference herein.

     An investment in the Fund is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

     While the Fund is subject to the risks as summarized above, the Fund is subject to strict requirements relating to its investments under federal law. The Fund must maintain high credit quality in its portfolio, maintain a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Fund’s securities and diversify the Fund’s investments among issuers so as to reduce the effects of a default by any one issuer on the value of the Fund’s shares.

     Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. There can be no assurance that the Fund’s policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund’s complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund’s portfolio composition is also posted to the Fund’s website at www.nicholasfunds.com under the heading “Quarterly Factsheet” generally 10 days or more following a calendar quarter end. This summary composition may include the Fund’s top ten holdings and a breakdown by sector.

     The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund’s investments are explained in detail in the Fund’s SAI, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest and the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, you should request a copy of the SAI. To learn how to obtain a copy, see the back cover page of this Prospectus.

     As with any mutual fund, there can be no guarantee that the Fund will achieve its goals or that you will not lose money on your investment. There is no guarantee that the Fund’s performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years ended December 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements and financial highlights which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, financial highlights, and related notes, are incorporated by reference in the SAI and included in the Fund’s Annual Report, which may be obtained without charge by calling or writing the Fund.

		Years Ended December 31,
	2013	2012	2011		2010	2009
NET ASSET VALUE,
BEGINNING OF PERIOD	$1.00	$1.00	$1.00		$1.00	$1.00
INCOME FROM
INVESTMENT OPERATIONS
Net investment income	—	—	.000	(1)	.001	.002
LESS DISTRIBUTIONS
From net investment income	—	—	(.000	)(1)	(.001)	(.002)
NET ASSET VALUE,
END OF PERIOD	$1.00	$1.00	$1.00		$1.00	$1.00

TOTAL RETURN	—	—	.00	%(1)	.05%	.16%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$66.0	$64.0	$82.8		$71.6	$80.2
Ratio of expenses to average net assets	.17%	.23%	.20%		.19%	.30%
Ratio of net investment income
to average net assets	—	—	.00	%(1)	.05%	.16%
ABSENT REIMBURSEMENT OF EXPENSES
Ratio of expenses to average net assets	.54%	.52%	.52%		.49%	.49%
Ratio of net investment income
to average net assets	(.37)%	(.29)%	(.32)%		(.25)%	(.03)%
(1) Amount rounds to $0.00 or 0.00%.

     Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future.

THE FUND’S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund’s business affairs, subject to supervision by the Fund’s Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas High Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 2013, the Adviser had approximately $4.6 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three-tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. For the fiscal year ended December 31, 2013, the aggregate fee paid to the Adviser was 0.00%. The Adviser has agreed to reduce such management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount. The Fund’s adviser, Nicholas Company, Inc. (the “Adviser”), has or may voluntarily undertake to waive a portion of the Fund’s management fee to the extent necessary to assist the Fund in attempting to avoid a negative yield. There is no guarantee that the Fund will avoid a negative yield. Such undertaking may be amended or withdrawn at any time. A discussion regarding the basis for the Board of Directors approval of the Fund’s Investment Advisory Agreement is available in the Fund’s Semiannual Report to Shareholders for the period ended June 30.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. The Fund also pays the Adviser for accounting and administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. A description of the payment guidelines is included in the Fund’s SAI under “The Fund’s Investment Adviser.”

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Director of the Adviser, and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser.

     Mr. Jeffrey T. May is Senior Vice President, Treasurer, Chief Compliance Officer and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Jeffrey T. May is Senior Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer of the Adviser, and has been employed by the Adviser since 1987. He is a Certified Public Accountant. Mr. May has been Portfolio Manager of the Fund since 1988.

PRICING OF FUND SHARES AND USE OF
AMORTIZED COST METHOD OF EVALUATION

     The Fund’s price per share is the net asset value (“NAV”) of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. The NAV of the Fund’s shares is expected by management to remain constant at $1.00 per share. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for unrestricted trading and when the Federal Reserve Banks are open for business.

     Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated (which generally is expected by the Fund to remain constant at $1.00 per share) after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day when the NYSE and/or the Federal Reserve Banks are closed, the NAV will be determined as of the close of the next day the NYSE is open for trading. Generally, shares of the Fund may not be purchased, redeemed or exchanged on days when the Federal Reserve Banks are closed.

     Portfolio securities are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates.

     Pursuant to Section 270.2a-7 of the Code of Federal Regulations, the Board of Directors has established procedures designed to stabilize the NAV per share at $1.00. Under most conditions, management believes this will be possible, but there can be no assurance they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a “money market” fund, the Fund will comply with the applicable provisions of Section 270.2a-7, and in particular, will comply with the following: (i) the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share and specifically will limit the dollar weighted average portfolio maturity of the Fund to not more than 60 days and the remaining maturity of each portfolio security to not more than 397 days (with certain exceptions permitted by the rules of the SEC); (ii) the Fund will limit its portfolio investments to those instruments its Board of Directors determines present minimal credit risks, and are otherwise in accordance with the Fund’s investment objectives and restrictions; and (iii) the Fund will adhere to the portfolio diversification requirements set forth in Section 270.2a-7. Calculations are done periodically to compare the value of the Fund’s portfolio at amortized cost versus current market values. In the event the per share NAV should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
MINIMUM INVESTMENT	$2,000	$100
$50 via the Automatic
Investment Plan
BY MAIL	Complete and sign the	Send your check along with
Regular Mail:	Account Application.	the Invest by Mail form
Nicholas Funds		detached from your
c/o U.S. Bancorp Fund Services, LLC	Make your check payable	confirmation statement.
P.O. Box 701	to Nicholas Funds.
Milwaukee, Wisconsin 53201-0701		Send your check payable to
Overnight Mail:		Nicholas Funds with your
Nicholas Funds		account number in the
c/o U.S. Bancorp Fund Services, LLC		memo field.
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202
BY INTERNET –	You may not make an	Visit www.nicholasfunds.com
www.nicholasfunds.com	initial purchase of Fund	and click on “Account
The Fund must have bank	shares via the internet.	Access” to purchase or
instructions on file to purchase		exchange shares from another
Fund shares this way.		fund in the Nicholas complex.
BY TELEPHONE – 800-544-6547	You may not make an	Call the Fund’s transfer agent,
414-276-0535	initial purchase of Fund	U.S. Bancorp Fund Services,
The Fund must have bank	shares via the telephone.	LLC, during business hours
instructions on file to purchase		(8:00 A.M. to 7:00 P.M.
Fund shares this way.		Central Time).
Telephone calls will be recorded.
BY WIRE	Complete and send in an	Call U.S. Bancorp to notify
U.S. Bank, N.A.	Account Application. The	800-544-6547 or
ABA 075000022	completed application must	414-276-0535.
U.S. Bancorp Fund Services, LLC	be received in advance of
Account 112-952-137	the wire.
Nicholas Money Market Fund, Inc.
(shareholder account number)	Call U.S. Bancorp to notify
(shareholder registration)	800-544-6547 or
414-276-0535.
AUTOMATIC INVESTMENT	Not applicable.	Contact the Fund for
PLAN		additional information.
U.S. Bancorp
800-544-6547 or 414-276-0535

Other Information about Purchasing Fund Shares

     Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund, and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Purchase of shares will be made in full and fractional shares computed to three decimal places.

     Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, cashiers checks, third-

party checks, Treasury checks, credit card checks, starter checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent or your Automated Clearing House (“ACH”) transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders.

     Under the Automatic Investment Plan, you may purchase Fund shares automatically at regular intervals by authorizing the Fund to withdraw $50 or more from your personal bank account. To participate in this plan, you must complete the “Automatic Investment Plan” section of the application or contact the Fund at 800-544-6547 for additional information.

     In compliance with the USA Patriot Act of 2001, please note that the transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted as a permanent street address. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) if you need additional assistance when completing your application. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. Citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

     If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

     You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Fund.

     Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application.

     Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund’s transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws.

     Share ownership is electronically recorded. Accordingly, the Fund will not issue certificates representing Fund shares. The Fund’s transfer agent will credit the shareholder’s account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL	Written redemption and exchange requests must include the
Regular Mail:	name of the Fund, the account number(s), the amount of
Nicholas Funds	money or number of shares being redeemed or exchanged,
c/o U.S. Bancorp Fund Services, LLC	the name(s) on the account(s) and the signature(s) of each
P.O. Box 701	registered account holder. If an account registration is
Milwaukee, Wisconsin 53201-07001	individual, joint tenants, sole proprietorship, custodial
(Uniform Transfer to Minors Act), or general partners, the
Overnight Mail:	written request must be signed exactly as the account is
Nicholas Funds	registered. If the account is owned jointly, all owners must
c/o U.S. Bancorp Fund Services, LLC	sign.
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202
BY INTERNET –	Visit www.nicholasfunds.com and click on “Account
www.nicholasfunds.com	Access” to redeem or exchange shares to another fund in
The Fund must have bank	the Nicholas complex.
instructions on file to redeem
Fund shares this way.
BY TELEPHONE – 800-544-6547	Call the Fund’s transfer agent, U.S. Bancorp Fund Services,
414-276-0535	LLC, during business hours (8:00 A.M. to 7:00 P.M. Central
Telephone calls will be recorded.	Time).
BY WIRE – 800-544-6547	Call U.S. Bancorp to request wire redemptions.
414-276-0535
SYSTEMATIC WITHDRAWAL	Contact the Fund for additional information.
PLAN
U.S. Bancorp
800-544-6547 or 414-276-0535

Other Information about Redeeming and Exchanging Fund Shares

     All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

     You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

     You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

     Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

     The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     If you have an individual retirement account (“IRA”) or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet.

     Nicholas Company, Inc. also is the Adviser to Nicholas High Income Fund, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc., which offer both Class I and Class N shares, as well as Nicholas Equity Income Fund, Inc. and Nicholas Fund, Inc., all of which have investment objectives as discussed in separate prospectuses.

     If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas Funds detailed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc. If you exercise an exchange into this Fund on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the fund being exchanged will be redeemed on the day upon which the exchange request is received and your Fund shares will be issued. However, on days when the Federal Reserve Banks are closed, the Fund is unable to invest your exchanged amount; therefore you will not receive interest for this one-day period.

     If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

     A signature guarantee helps protect the Fund and shareholders against fraud. A signature guarantee of each owner is required in the following situations:

  if you change or transfer the registration of your account;

  if you change the bank account of record for your account;

  if you opted out of telephone or internet privileges and would like to re-establish these on your account;

  when you want the redemption proceeds sent to a different address than is registered on the account;

  if the redemption proceeds are to be made payable to someone other than the account owner(s);

  any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund;

  if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request; and

  for redemption requests greater than $100,000.

     Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor. The Fund may waive or modify any signature guarantee requirements at any time.

     If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

USE OF A PROCESSING INTERMEDIARY TO
PURCHASE AND REDEEM FUND SHARES

     You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers (“Processing Intermediaries”). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you invest in the Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an “Authorized Agent”). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund’s NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of the fund’s portfolio, may impact fund performance and may increase brokerage, administrative and other expenses. The Fund reserves the right to reject any purchase request, including exchange requests from other Nicholas Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, the Fund cannot ensure that its efforts will eliminate all risks of market timing.

     The Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by the Fund’s Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an “omnibus account” where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, the Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting the Fund’s policies and procedures, the Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.

     Under the Fund’s policies and procedures, the Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Fund. We may consider trading in the Fund’s shares to be disruptive if we detect one or more of the following in an account:

  Shares traded out of the Fund within a short period of time after the shares were purchased;

  Two or more purchases and redemptions are made within a short period of time;

  A series of transactions within the Fund that is indicative of a timing pattern or strategy; or

  One or more large trades relative to the Fund’s overall size.

     The Fund reserves the right to take responsive action to trading activity deemed disruptive by the Fund’s compliance committee, even though such trades may not fall into one or more of these categories.

     In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into the Fund and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.

     In determining what action to take with respect to suspected disruptive trading activity, the Fund will act in a manner that is consistent with the best interests of the Fund’s shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Board of Directors.

TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting any transfer requests.

DISTRIBUTION OF FUND SHARES

     Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain.

     The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

     A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gain distributions, is mailed to each shareholder quarterly. Information as to each shareholder’s tax status is given annually.

     For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund’s net investment income are paid to shareholders as ordinary income dividends. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations. If you elect to receive distributions and/or capital gains in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

     Under federal law, some shareholders may be subject to “backup withholding” on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the “Reinvestment Plan”). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. Unless otherwise requested, dividends will be reinvested automatically in additional Fund shares on the last business day of each month. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder’s account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund’s transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the “Plan”) and receive monthly, quarterly, semiannual or annual payments for any designated amount. You may elect to have a check sent to you at your address of record, or proceeds can be sent directly to your predesignated bank account via electronic funds transfer through the Automated Clearing House network. When you participate in the Plan all income and capital gain dividends should be reinvested in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund’s transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

     If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and a Coverdell Savings Account for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

APPENDIX A: DESCRIPTION OF
COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

1. Standard & Poor’s Commercial Paper Ratings.

“A-1” and “A-2” are the two highest commercial paper rating categories, and issuers rated in these categories have the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer has access to at least two additional channels of borrowing; (3) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
(4) typically, the issuer is in a strong position in a well-established industry or industries; and (5) the reliability and quality of management is unquestioned. Relative strength or weakness of the above characteristics determine whether an issuer’s paper is rated “A-1” or “A-2.”

2. Moody’s Commercial Paper Ratings.

“Prime-1” and “Prime-2” are the two highest commercial paper rating categories. Moody’s evaluates the salient features that affect a commercial paper issuer’s financial and competitive position.
The appraisal includes, but is not limited to, the review of such factors as: (1) quality of management;
(2) industry strengths and risks; (3) vulnerability to business cycles; (4) competitive position;
(5) liquidity measurements; (6) debt structures; and (7) operating trends and access to capital markets.
Different degrees of weight are applied to the above factors as deemed appropriate for individual situations.

CORPORATE BOND RATINGS

1. Standard & Poor’s Corporate Bond Ratings.

AAA rated bonds are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from
AAA issues only in small degree. Here, too, prices move with the long-term money market.

2. Moody’s Corporate Bond Ratings.

Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Investment Adviser

NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

     The Fund’s Statement of Additional Information (“SAI”), dated April 30, 2014, contains more detailed information on all aspects of Nicholas Money Market Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund’s Annual and Semiannual Report to Shareholders. The Fund’s Annual Report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

     To request a free copy of the current Annual/Semiannual Report to Shareholders or SAI or other information about the Fund, or to make shareholder inquiries, please write or call: Nicholas Money Market Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-544-6547 (toll-free). Along with the Fund’s Annual/Semiannual Report and SAI, additional information about the Fund also can be obtained from the Fund’s Internet website at www.nicholasfunds.com.

     In addition, you can review and copy the Fund’s reports and SAIs at the Commission’s Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Fund also are available on the SEC’s Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

     For the most current price and return information for the Fund, you may call the Fund at 800-544-6547 (toll-free) or 414-276-0535 or check the Fund’s website at www.nicholasfunds.com. You also can find the most current price of the Fund’s shares in the business section of your newspaper in the money market fund section under the heading “Nicholas.” If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol “NICXX” or the CUSIP number 653739102.

Investment Company Act File No. 811-05537

NICHOLAS MONEY MARKET FUND, INC. - NICXX

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street
Milwaukee, Wisconsin 53202
414-276-0535
800-544-6547

     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Money Market Fund, Inc. (the "Fund"), dated April 30, 2014. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 2013, which are incorporated herein by reference. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser
NICHOLAS COMPANY, INC.

April 30, 2014

INTRODUCTION

     Nicholas Money Market Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on April 15, 1988. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.0001 par value, to the public. Since higher yielding money market instruments are often available only in large denominations, the Fund provides a way for investors to take advantage of these higher yields that may be beyond the reach of an individual investor. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

     The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures included in the Fund's Prospectus under the caption "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objective.

Certain Other Investment Strategies and Portfolio Investments

     From time to time, the Fund may invest in commercial paper and other short-term corporate obligations which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), including securities eligible for resale under Rule 144A. Such securities are not registered for purchase and sale by the public under the Securities Act, and there may be a risk of little or no market for resale associated with such securities if the Fund does not hold them to maturity. The determination of the liquidity of these securities is a question of fact for the Board of Directors to determine, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.

     From time to time, the Fund may invest in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligations issued by other governments.

     The Fund also may invest in repurchase agreements involving the securities discussed in the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section of the Fund's Prospectus. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. The Fund will determine the market value of the collateral on a daily basis and will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. However, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total net assets.

     Other Investment Companies – The Fund may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds, provided that the permitted investments of such other money market funds constitute permitted investments of the Fund. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index.

     The Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities, including securities of companies whose assets consist substantially of real property and interests therein, listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), but subject to certain investment limits.

     All percentage limitations on the Fund's investment practices apply at time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

     The Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing rates on the net asset value of its shares, the Fund intends to keep the dollar weighted average maturity of its holdings to 60 days or less. See "Pricing of Fund Shares and Use of Amortized Cost Method of Valuation."

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

a. the purchase of a portion of an issue of publicly distributed debt securities;

b. investment in repurchase agreements in an amount not to exceed 20% of the total net assets of the
Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets; and

c. the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed in private placements to financial institutions, such illiquid amount of which is not to exceed 10% of the value of total net assets of the Fund; provided, however, that all illiquid securities will not exceed 10% of the value of the Fund's total net assets.

2. The Fund may make bank borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

3. The Fund will not pledge any of its assets.

4. Investments will not be made for the purpose of exercising control or management of any company.
The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

5. The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

6.

Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries. This restriction does not apply to U.S. Government Securities or to obligations (including certificates of deposit and bankers acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

7.

The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

8.

The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of REITs and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in REITs nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

Investment Restrictions Which May Be Changed Without Shareholder Approval

     The Fund's Board of Directors (the "Board") has adopted the following restrictions which may be changed by the Board of Directors of the Fund without shareholder approval:

  The Fund will not invest in interests in oil, gas or other mineral exploration programs;

  The Fund will not invest in puts, calls, straddles, spreads or any combination thereof;

  The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

  The Fund may not issue senior securities in violation of the 1940 Act; and

  The Fund may make borrowings but only for temporary purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets, and the Fund may make borrowings from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets.

     The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, later changes in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

     The Fund's Board of Directors has approved policies and procedures developed by the Adviser governing the disclosure of the Fund's portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and consistent with applicable law. In addition, the Fund’s polices and procedures are designed to appropriately address the potential for conflicts of interest. There can be no assurance that the policy on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     The policy and procedures generally prohibit the disclosure of the Fund's portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a monthly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

     The policy and procedures provide for certain exceptions to the portfolio holdings release policy described above where (i) disclosures are made for legitimate business purposes, (ii) recipients are subject to a duty of confidentiality and (iii) recipients are subject to a duty to refrain from trading based on the disclosed information or otherwise using the information except as necessary in providing services to the Fund. At the time, the Fund has ongoing arrangements for the disclosure of portfolio holdings for legitimate business purposes with:

     1. Designated employees of the Fund's Adviser in the course of performing daily operations of the Fund, including but not limited to, portfolio analysis, accounting and administration, who receive such information daily.

     2. Various service providers that require such information in order to assist the Fund with its operations: the Fund's custodian, currently U.S. Bank N.A., independent registered public accounting firm, currently Deloitte & Touche LLP, legal counsel, currently Michael Best & Friedrich LLP, proxy voting service, currently Institutional Shareholder Services Inc. (a division of RiskMetrics Group, Inc.) and a provider of regulatory filing software, currently Confluence Technologies, Inc. U.S. Bank N.A and Institutional Shareholder Services Inc. receive such information on a daily bases, while Deloitte & Touche LLP and Michael Best & Friedrich LLP receive such information as necessary in connection with professional services provided to the Fund.

     3. Financial printers in connection with the printing of Fund publications for distribution to shareholders. Information is provided to printers as soon as practicable after completion of a required reporting period or a reasonable period before a publication target date.

      4. Portfolio analysis services: Bloomberg and Factset. Such information is provided daily.

     5. Rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund attributes (such as turnover and industry and sector diversification) compare with those of peer funds, currently provided within 15 days of month-end: Lipper Inc., Morningstar and Standard & Poors.

     The Adviser's compliance committee, which is comprised of the Chief Compliance Officer and members of the Adviser’s compliance committee designated by the Chief Compliance Officer, have the authority to authorize portfolio disclosures to other third-party service providers not included herein, such as, rating and ranking organizations and intermediaries that may distribute the Fund's shares. Each initial disclosure to an entity or organization of the Fund's portfolio holdings must be authorized by the Chief Compliance Officer or a member of the Adviser’s compliance committee designated by the Chief Compliance Officer in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the Investment Company Act and the Investment Advisor's Act of 1940.

     The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund's portfolio securities.

     The Fund's Board of Directors will review this policy periodically as part of its ongoing oversight of the Fund's compliance program in addition to receiving periodic reports from the Chief Compliance Officer as to the disclosures made under this policy. The Adviser’s compliance committee will review compliance with and the effectiveness of the policies and procedures on an ongoing basis.

INVESTMENT RISKS

     This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section in the Fund's Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goal or that you will not lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

     Illiquid and Restricted Securities. Investments in illiquid or restricted securities, which may be acquired by the Fund from time to time, may be illiquid or volatile because of the absence of an active trading market making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling a security may result in a loss to the Fund or additional costs.

     Foreign Investment Risk. From time to time, the Fund may invest in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligations issued by other governments which may subject the Fund to certain investment risks, including international and political developments, foreign government restrictions, foreign withholding taxes, possible seizure or nationalization of deposits, the establishment of exchange control regulations and the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping. The Fund is subject to certain investment restrictions on foreign investing as described above.

     Repurchase Agreements. The Fund may buy securities with the understanding that the seller may buy them back with interest at a later date. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. In the opinion of the Adviser, the risk is minimal because the security purchased constitutes security for the repurchase obligation, and repurchase agreements can be considered as loans collateralized by the security purchased. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money. If the seller seeks relief under the bankruptcy laws, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund is subject to certain investment restrictions on repurchase agreements as previously described.

     Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act. Investments in other investment companies involve additional fees. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro-rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares. The purchase and sale of securities of other investment companies may include brokerage commissions. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. The Fund may be limited in its ability to redeem its shares of other investment companies.

     Real Estate Investment Trusts and Other Real Estate-Based Securities. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise). At time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     An investment in the Fund is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to five other mutual funds and numerous institutions and individuals with substantial investment portfolios.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. At December 31, 2013, total net assets of the Fund were $66,029,318. The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund by offsetting against its fee all expenses incurred in excess of this amount. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 2013 were 0.17% including waivers by the Adviser and 0.54% absent waivers. During the years ended December 31, 2013, 2012 and 2011, the Fund paid the Adviser an aggregate of $0 (after waivers by the Adviser of $194,939), $8,349 (after waivers by the Adviser of 206,887) and $0 (after waivers by the Adviser of $223,384), respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses. The Fund's adviser, Nicholas Company, Inc. (the "Adviser"), has or may voluntarily undertake to waive a portion of the Fund's management fee to the extent necessary to assist the Fund in attempting to avoid a negative yield. There is no guarantee that the Fund will avoid a negative yield. Such undertaking may be amended or withdrawn at any time.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Other operating expenses that the Fund is required to pay under the Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. Generally, the Adviser has waived these expenses and generally has not been paid by the Fund for providing such services. The Board of Directors, including a majority of the independent directors, considered a proposal by the Adviser providing for the payment for accounting and administrative services provided by the Adviser during future periods in accordance with the terms of the Investment Advisory Agreement. In reviewing the proposal, the Board of Directors considered a number of factors, including the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, and the best interests of the shareholders. On July 24, 2006, the Board of Directors, including a majority of the independent directors, approved a proposal by the Adviser providing for the payment for future accounting and administrative services provided by the Adviser in accordance with the terms of the Investment Advisory Agreement, subject to the following guidelines (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services. Without regard to the actual expenses charged to the Fund by the Adviser, the quality and quantity of services may not be reduced and must be consistent with past practice. During the fiscal year ended December 31, 2013, 2012 and 2011, the Fund paid the Adviser an aggregate of $0 (after waivers of $16,245), $17,936 and $2,088 (after waivers by the Adviser of $16,527) in accounting and administrative fees, respectively. Prior to November 1, 2004, with limited exceptions, the Adviser did not charge, and was not paid by the Fund, for providing such services. Also included as operating expenses that are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas, Vice President of the Fund, is also Senior Vice President, respectively, of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is Senior Vice President, Treasurer, Chief Compliance Officer and Portfolio Manager of the Fund and is Executive Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer of the Adviser. Candace L. Lesak is Vice President of the Fund and is an employee of the Adviser. K. Thor Lundgren, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director of the Adviser. Mr. Lundgren is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND
PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. This review also includes a periodic review of the fees charged to the Fund. The following table sets forth the pertinent information about the Fund's officers and directors as of March 31, 2014. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202. For each Director, information concerning the number of other directorships/trusteeships held by the Director has also been included. Each Director's education, professional training, business, not-for-profit and/or public service background and commitment to participation on the Board and to the interests of Fund shareholders contribute to his qualification to serve on the Board. Also set forth below are specific experience, qualifications, attributes and skills that are related to each Director's service as a director in light of the Fund's business and structure.

     Mr. Albert Nicholas has more than forty years experience in advising the Fund, as well as over forty years executive and investment management experience in other funds and private accounts and in managing a registered investment adviser.

     Mr. Timothy Reiland has extensive business experience, including experience related to investment management and financial matters.

     Mr. Jay Robertson has extensive business experience, including board service and experience related to financial matters, insurance and risk management.

     The Board is comprised of two Independent Directors, i.e., directors who are not "interested persons" as defined in the 1940 Act, and one interested director. Information for Independent Directors is set forth separately from information for the Interested Director below. The chairman of the Board, Jay Robertson, is an independent director. The role of the chairman includes, among other things, coordinating communications with management and other service providers and assisting with administration of Board operations. The Board's oversight function involves supervision of the Adviser and the Fund's operations and its compliance program, with particular focus on risk management, through periodic Board reporting. The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from the Fund's Chief Compliance Officer at each regular Board meeting and regularly receiving reports regarding significant compliance risks. The Board plays a key role overseeing the Fund's financial reporting and valuation risks. The Board meets periodically with the Fund's outside auditors to discuss financial reporting and audit issues, including risk relating to financial controls. The Board has no standing committees as the two independent directors perform the functions such as those of an auditing or nominating committee.

Number of
Portfolios in
		Term of		Fund	Other
	Positions	Office and		Complex	Directorships
	Held	Length of	Principal Occupations During	Overseen by	Held by
Name and Age	With Fund	Time Served	Past Five Years	Director	Director

INTERESTED DIRECTOR
Albert O. Nicholas, 83	President and	(2), 26 years	Chief Executive Officer and	3	None
(1), (3)	Director		Chairman of the Board, Nicholas
Company, Inc., the Adviser to
the Fund. He is Portfolio
Manager for and primarily
responsible for the day-to-day
management of the portfolio of
Nicholas Fund, Inc. and Co-
Portfolio Manager of Nicholas
Equity Income Fund, Inc. He is a
Chartered Financial Analyst.

DISINTERESTED
DIRECTORS
Timothy P. Reiland, 57	Director	(2), 11 years	Private Investor, Chairman and	5	None
Chief Financial Officer,
Musicnotes, Inc., October 2001
to present. Investment Analyst
from 1987 to October 2001,
Tucker Anthony Incorporated, a
brokerage firm, for its division
Tucker Anthony Cleary Gull.
Prior to its acquisition by Tucker
Anthony in November 1998,
Cleary Gull was known as
Cleary Gull Reiland & McDevitt
Inc. He is a Chartered Financial
Analyst.

Jay H. Robertson, 62	Director	(2), 19 years	Private Investor, April 2000 to	6	None
present. Chairman of the Board,
Robertson-Ryan and Associates,
Inc., an insurance brokerage firm
from 1993 to March 2000.

OFFICERS
David L. Johnson, 72 (3)	Executive	Annual,	Executive Vice President,	N/A	N/A
	Vice President	26 years	Nicholas Company, Inc., the
Adviser to the Fund, and
employed by the Adviser since
1980. He is a Chartered
Financial Analyst.

Number of
Portfolios in
		Term of		Fund	Other
	Positions	Office and		Complex	Directorships
	Held	Length of	Principal Occupations During	Overseen by	Held by
Name and Age	With Fund	Time Served	Past Five Years	Director	Director
David O. Nicholas, 52 (3)	Senior Vice	Annual,	Chief Investment Officer and	N/A	N/A
	President	19 years	Director, Nicholas Company,
Inc., the Adviser to the Fund,
and employed by the Adviser
since 1986. He has been
Portfolio Manager for, and
primarily responsible for the
day-to-day management of the
portfolios of Nicholas II, Inc.
and Nicholas Limited Edition,
Inc. since 1993. He also has
served as Associate Portfolio
Manager of Nicholas Fund, Inc.
since April 2011. He is a
Chartered Financial Analyst.

Jeffrey T. May, 57	Senior Vice	Annual,	Executive Vice President,	N/A	N/A
	President,	26 years	Treasurer, Chief Financial
	Secretary,		Officer and Chief Compliance
	Treasurer,		Officer, Nicholas Company,
	Chief		Inc., the Adviser to the Fund,
	Compliance		and employed by the Adviser
	Officer and		since 1987. He has been
	Portfolio		Portfolio Manager for and
	Manager		primarily responsible for the
day-to-day management of the
Fund since 1988. He is a
Certified Public Accountant.

Lawrence J. Pavelec, 55	Senior Vice	Annual,	Senior Vice President, Nicholas	N/A	N/A
	President	9 years	Company, Inc., the Adviser to
the Fund, and employed by the
Adviser since April 2003. He
has been Portfolio Manager for
and primarily responsible for the
day-to-day management of the
portfolio of Nicholas High
Income Fund, Inc., since April
2008. He was Co-Portfolio
Manager of Nicholas High
Income Fund, Inc. from April
2003 until April 2008. He is a
Chartered Financial Analyst.

Lynn S. Nicholas, 57 (3)	Vice President	Annual,	Senior Vice President, Nicholas	N/A	N/A
		26 years	Company, Inc., the Adviser to
the Fund, and employed by the
Adviser since 1983. She is a
Chartered Financial Analyst.

Candace L. Lesak, 56	Vice President	Annual,	Employee, Nicholas Company,	N/A	N/A
		21 years	Inc., the Adviser to the Fund,
since 1983. She is a Certified
Financial Planner.

(1)

Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser because Mr.

Nicholas is Chief Executive Officer and a director of the Adviser and owns 97% of the outstanding voting securities of the Adviser.
(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

     See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

     The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2013. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2013.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Director in
Name of Director	Securities in the Fund	Family of Investment Companies

Albert O. Nicholas	Over $100,000	Over $100,000
Timothy P. Reiland	None	Over $100,000
Jay H. Robertson	Over $100,000	Over $100,000

     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Money Market Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 2013. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

	Aggregate		Estimated	Total Compensation
	Compensation	Pension or Retirement	Annual Benefits	From Fund and Fund
	From the	Benefits Accrued As	Upon	Complex Paid to
Name	Fund(1)	Part of Fund Expenses	Retirement	Directors (1)

Albert O. Nicholas (2)	$0.00	$0	$0	$0.00
Timothy P. Reiland (2)	6,000.00	0	0	33,000.00
Jay H. Robertson (2)	4,400.00	0	0	33,000.00

(1)

During the year ended December 31, 2013, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas High Income Fund, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. For the year ended December 21, 2013, the Fund compensated the disinterested directors at a rate of $1,100 per director per meeting attended. In addition, Mr. Timothy Reiland was paid $400 per meeting in his capacity as the audit committee financial expert. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the year ended December 31, 2013. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2)

Mr. Albert Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Reiland also is a member of the Board of Directors of Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc. Mr. Robertson also is a director of Nicholas Fund, Inc., Nicholas High Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.

     Two officers of the Fund have investments aggregating $200,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc. In addition, one of these officers also holds $200,000 in Musicnotes, Inc. 5.75% promissory notes with a maturity date of May 31, 2015.

     Pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended, the Fund is not required to adopt a Code of Ethics governing personal trading activities of its officers, directors and employees because it is a money market fund. However, the Board of Directors of the Fund's adviser, the Nicholas Company, Inc. (the "Adviser") has established and adopted a Code of Ethics pursuant to Rule 17j-1. The Code governs the personal trading activities of all "Access Persons" of the Adviser. Access Persons include every director and officer of the Adviser and investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser who, in connection with their regular functions or duties, make, participate in, or obtain other information regarding the purchase or sale of a security by the Adviser of the Fund, or whose functions relate to the making of a recommendation with respect to such purchase or sales. The Code is based on the principle that such Access Persons have a fiduciary duty to place the interest of the Fund and the Adviser's other clients above their own.

     The Code provides for trading 'black out " periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Adviser. In addition, The Code bans Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or acquired by the Fund. The Code also requires that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

     In the unusual event that the Fund would purchase securities that have voting rights, the Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund would vote shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The Fund’s management reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its adviser. In general, the Fund will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services (a division of RiskMetrics Group, Inc.) ("ISS"). ISS is an independent firm that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants and other institutional investors. ISS services provided include in-depth research, global issuer analysis and voting recommendations. While the Fund generally will review and utilize the recommendations of ISS in making voting decisions, the Fund is in no way obligated to follow such recommendations. In addition to research and recommendations, ISS provides vote execution, reporting and recordkeeping.

     The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund may receive; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

     ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Fund would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

     COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis, utilizing ISS research, compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

     SOCIAL POLICY BASED PROPOSALS - The Fund considers proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters that are not material to the business or that would impose unnecessary or excessive costs.

     If the Fund’s management believes that a material conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser’s compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A material conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

     Every August, commencing in 2004, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings without charge on the SEC's website at http://www.sec.gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800-544-6547 (toll-free).

PRINCIPAL SHAREHOLDERS

     Mr. Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 97% of the outstanding voting securities of the Adviser, owned of record 11,049,434 shares of the Fund as of March 31, 2014. The Nicholas Family Foundation owned of record 1,690,934 shares; the Albert O. Nicholas Scholarship Foundation owned of record 2,157,578 shares; the Nicholas Company, Inc. Employees Profit-Sharing Trust, of which Albert O. Nicholas is the trustee, owned of record 3,109,903 shares; Nicholas Company, Inc. owned of record 7,781,227 shares; Nancy Nicholas, the spouse of Mr. A. Nicholas owned of record 929,061 shares; the Samaritan Foundation for Church and Family Wellness, of which Mr. Nicholas is director, owned of record 24,684 shares; the Williams Heart Foundation, of which Mrs. Nicholas is treasurer, owned of record 29 shares; the Church of the Atonement, of which Mr. A. Nicholas is treasurer, owned of record 72 shares. The collective beneficial ownership of Mr. A. Nicholas was 26,742,922 shares of the Fund or 37.99% as of March 31, 2014. As a beneficial owner of more than 25% of the issued and outstanding shares of the Fund, Mr. Nicholas may be deemed to "control" the Fund; as such term is defined in the 1940 Act.

     Susan N. Fasciano, 2533 Indian Ridge Drive, Glenview, Illinois, 60026 owned of record 4,327,489 shares of the Fund, or 6.15% as of March 31, 2014. Ms. Fasciano is the daughter of Albert O. Nicholas.

     Lynn S. Nicholas, 10309 North River Road, Mequon, Wisconsin, 53092 owned of record 3,783,349 shares of the Fund, or 5.37% as of March 31, 2014. Ms. Nicholas is a Vice President of the Fund and the daughter of Albert O. Nicholas.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2014. All directors and executive officers of the Fund as a group (9 in number) beneficially owned approximately 47.68% of the outstanding shares of the Fund as of March 31, 2014.

PURCHASE AND REDEMPTION OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES" and "REDEMPTION AND EXCHANGE OF FUND SHARES" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

     The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

     A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gains distributions, is mailed to each shareholder quarterly. Information as to each shareholder's tax status is given annually.

     For federal income tax purposes, distributions from the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund's net investment income are paid to shareholders as ordinary income dividends. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

The Fund has not paid any brokerage commissions since its inception (July 1, 1988).

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

PERFORMANCE DATA

The average annual total return of the Fund is calculated according to the following formula:

P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's standard yield quotations, which may appear in advertising and sales material, are calculated according to the methods prescribed by the Securities and Exchange Commission. Under these methods, the current yield is based on a seven day period and computed by dividing the net investment income per share by the price per share during the period (expected to remain constant at $1.00) to arrive at a "base period return," and the result is divided by seven and multiplied by 365 carried out to the nearest 1/100 of 1%. Net investment income per share includes accrued interest on the Fund's investments, plus or minus purchase discount or premiums less accrued expenses. Excluded from the calculations are realized gains and losses on the sale of securities and unrealized appreciation and depreciation on the Fund's current portfolio. The Fund's effective yield, which also may appear in advertisements and sales material, is determined by taking the "base period return" and calculating the effect of compounding. All performance figures are based on historical earnings and are not intended to indicate future results.

The following formulas are used:

     The Fund’s performance data represents past performance and is not intended to predict or indicate future results. The return, principal value and yield of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

CAPITAL STRUCTURE

     Nicholas Money Market Fund, Inc. is authorized to issue 3,000,000,000 shares of common stock, par value $0.0001 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased. Since certificates are not issued, the shareholder's account will be credited with the number of shares purchased. Written confirmations are issued for all purchases of shares.

ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing audited financial statements audited by the Fund's Independent Registered Public Accounting Firm, Deloitte & Touche LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

     U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp Fund Services, LLC do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

     Deloitte & Touche LLP, served as the Fund's Independent Registered Public Accounting Firm for the year ended December 31, 2013.

     Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

     The schedule of investments, the financial statements, the financial highlights and notes thereto and the Report of Independent Registered Public Accounting Firm contained in the Annual Report of the Fund for the fiscal year ended December 31, 2013, which have been filed with the SEC pursuant to Rule 30e-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual or Semiannual Report by writing or calling the Fund or view a copy on the SEC’s website at http://www.sec.gov.

NICHOLAS MONEY MARKET FUND, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation were previously filed with the Registration Statement on Form N-1A
(File No. 033-21561) and are incorporated herein by reference.
(b)	Bylaws were previously filed with the Registration Statement on Form N-1A (File No. 033-
21561) and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders is incorporated herein by reference to
Registrant's Amended and Restated Articles of Incorporation and Bylaws.
(d)	Amended Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 033-21561) and is incorporated herein by reference.
(e)	Underwriting Agreement was previously filed with the Registration Statement on Form N-1A
(File No. 033-21561) and is incorporated herein by reference.
(f)	Bonus or Profit Sharing Contracts is not applicable.
(g)	Custodian Agreement is filed herewith.
(h)	Other Material Contracts
(i) Powers of Attorney were previously filed with the Registration Statement on Form N-1A
(File No. 033-21561) and are incorporated herein by reference.
(i)	Opinion and Consent of Counsel is filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.
(k)	Omitted Financial Statements is not applicable.
(l)	Agreement Relating to Initial Capital is not applicable.
(m)	Rule 12b-1 Plan is not applicable.
(n)	Rule 18f-3 Plan is not applicable.
(o)	Reserved.
(p)	Codes of Ethics
(i) Code of Ethics for Registrant is not applicable as the Registrant is a Money Market Fund.
(ii) Amended Code of Ethics for Adviser was previously filed with the Registration
Statement on Form N-1A (File No. 033-21561) and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund.

     No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas High Income Fund, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has a separate Board of Directors responsible for supervising the investment and business management services provided by the adviser.

Item 30. Indemnification.

     Article VII, Section 7 of the Registrant's Bylaws provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission.

     The Registrant maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

     Indemnification of the Registrant’s underwriter, Quasar Distributors, LLC is provided for in the Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Money Market Fund, Inc., for certain losses incurred by Quasar Distributor, LLC arising in connection with services provided under the Distribution Agreement.

Item 31. Business and Other Connections of the Investment Adviser.

     The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in during the past two fiscal years by the Registrant’s investment adviser, Nicholas Company, Inc., and each director and officer of Nicholas Company, Inc. is incorporated herein by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 27, 2014. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

     The Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

AC One Funds	Academy Fund Trust	Advantus Mutual Funds
Aegis Funds	Allied Asset Advisors Funds	Alpha Funds
AlphaClone ETF Fund	Alpine Equity Trust	Alpine Income Trust
Alpine Series Trust	American Trust	Appleton Group
Barrett Growth Fund	Barrett Opportunity Fund	Becker Value Equity Fund
Boston Common Funds	Brandes Investment Trust	Bridges Investment Fund, Inc.
Bright Rock Funds	Brookfield Investment Funds	Brown Advisory Funds
Buffalo Funds	Bushido Funds	CAN SLIM Select Growth Fund
Capital Advisors Funds	Chase Funds	Coho Partners
Coldstream Funds	Collins Capital Funds	Congress Funds
Contravisory Funds	Convergence Funds	Corporate America Fund
Country Funds	Cove Street Capital Funds	Cushing MLP Funds
Davidson Funds	Dearborn Funds	DoubleLine Funds
DSM Capital Funds	Edgar Lomax Value Fund	Evermore Global Investors Trust
FactorShares Trust	First American Funds, Inc.	Fort Pitt Capital Group, Inc.
Fund X Funds	Geneva Advisors Funds	Gerstein Fisher Funds
Glenmede Fund, Inc.	Glenmede Portfolios	GoodHaven Funds
Great Lakes Funds	Greenspring Fund	Guinness Atkinson Funds
Harding Loevner Funds	Hennessy Funds, Inc	Hennessy Mutual Funds, Inc.
Hennessy Mutual Funds, Inc.	Hennessy SPARX Funds Trust	Hilton Capital
Hodges Funds	Hotchkis & Wiley Funds	Huber Funds
Intrepid Capital Management	IronBridge Funds	Jacob Funds II
Jacob Funds, Inc.	Jensen Funds	Kellner Funds
Kirr Marbach Partners Funds, Inc	KKR Funds	Lawson Kroeker Funds
Litman Gregory Masters Funds	LKCM Funds	LoCorr Investment Trust
Loeb King Funds	Logan Capital Funds	MainGate MLP Funds
Matrix Asset Advisors, Inc.	McKinley Funds	MD Sass
Merger Fund	Monetta Fund, Inc.	Monetta Trust
Morgan Dempsey Funds	Muhlenkamp (Wexford Trust)	Muzinich Funds
New Path Funds	Nicholas Funds	Nuance Funds
Orinda Funds	O'Shaughnessy Funds	Osterweis Funds
Pension Partners Funds	Permanent Portfolio Funds	Perritt Funds, Inc.
Perritt Funds, Inc.	PIA Funds	Poplar Forest Partners Fund
Portfolio 21	Primecap Odyssey Funds	Prospector Funds
Provident Mutual Funds, Inc.	Purisima Funds	Rainier Funds
RBC Funds Trust	Reinhart Funds	Roosevelt Funds
Samson Funds	Scharf Funds	Schooner Investment Group
SCS Financial Funds	Semper Funds	Shenkman Funds
Smead Value Fund	Snow Capital Family of Funds	Stone Ridge Funds
Strategic Income Funds	Teberg Fund	Thomas White Funds
Thompson IM Funds, Inc.	Tiedemann Funds	TIFF Investment Program, Inc.
Tortoise Funds	Tygh Capital Management	USA Mutuals Funds
USFS Funds	Villere & Co.	Visium Funds
Wall Street Fund, Inc.	WBI Funds	Windowpane Advisors, LLC
Wisconsin Capital Funds, Inc.	WY Funds	YCG Funds

     The board members and officers of Quasar Distributors, LLC and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

	POSITION AND OFFICES WITH	POSITION AND OFFICES WITH
NAME	UNDERWRITER	REGISTRANT
James R. Schoenike	President, Board Member, General	None
Securities Principal and FINRA
Executive Officer
Joe D. Redwine	Board Member	None
Robert Kern*	Board Member	None
Joseph P. Bree	Financial Operations Principal and	None
Chief Financial Officer
Susan L. LaFond	Vice President and Treasurer	None
Andrew M. Strnad**	Vice President and Secretary	None
Teresa Cowan	Senior Vice President, Assistant	None
Secretary, General Securities
Principal and Chief Compliance
Officer
John Kinsella	Assistant Treasurer	None
Brett Scribner	Assistant Treasurer	None

*	777 East Wisconsin Avenue Milwaukee, WI 53202
**	6602 East 75th Street, Indianapolis, IN 46250

Item 33. Location of Accounts and Records.

     The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to: Registrant's Transfer Agent	Are located at: U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Registrant's Custodian	U.S. Bank, National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Registrant's Investment Adviser	Nicholas Company, Inc. 700 North Water Street, Suite 1010 Milwaukee, WI 53202

Item 34. Management Services Not Discussed in Parts A and B.

       Not Applicable.

Item 35. Undertakings.

       None.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 25th day of April, 2014.

Nicholas Money Market Fund, Inc.

By:	/s/ Jeffrey T. May *
Jeffrey T. May
Senior Vice President and Treasurer
(Principal Financial and Accounting Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of April, 2014.

/s/	Albert O. Nicholas*	President (Principal Executive
	Albert O. Nicholas	Officer), and Director

/s/	Jeffrey T. May*	Senior Vice President and Treasurer
	Jeffrey T. May	(Principal Financial and Accounting Officer)

/s/	Timothy P. Reiland*	Director
Timothy P. Reiland

/s/	Jay H. Robertson*	Director
Jay H. Robertson

* By: /s/ Jeffrey T. May
Jeffrey T. May,
Attorney-in-Fact pursuant to
Power of Attorney previously filed.

EXHIBIT INDEX
Exhibit	Exhibit No.

Custodian Agreement	EX-99.g.
Opinion and Consent of Michael Best & Friedrich LLP	EX-99.i.
Consent of Deloitte & Touche LLP	EX-99.j.